UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2023

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	(207)	773-8171

Not Applicable
(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of WEX Inc. (the "Company") held on May 11, 2023, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors as directors for terms expiring at the 2024 annual meeting of stockholders.

Daniel Callahan
For: 39,573,813
Against: 55,105
Abstain: 20,273
Broker Non-Votes: 0

Shikhar Ghosh
For: 38,231,931
Against: 1,397,081
Abstain: 20,179
Broker Non-Votes: 0

James Groch
For: 39,580,189
Against: 48,803
Abstain: 20,199
Broker Non-Votes: 0

James (Jim) Neary
For: 39,566,760
Against: 62,247
Abstain: 20,184
Broker Non-Votes: 0

Melissa Smith
For: 38,626,493
Against: 995,129
Abstain: 27,569
Broker Non-Votes: 0

Stephen Smith
For: 39,129,094
Against: 499,881
Abstain: 20,216
Broker Non-Votes: 0

Susan Sobbott
For: 38,703,398
Against: 925,823
Abstain: 19,970
Broker Non-Votes: 0

Regina Sommer
For: 38,980,522
Against: 648,687
Abstain: 19,982

Broker Non-Votes: 0

Following the 2023 annual meeting, Jack VanWoerkom, Derrick Roman and Nancy Altobello, having terms expiring in 2024, continued in office.

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For: 37,884,877
Against: 1,742,231
Abstain: 22,082
Broker Non-Votes: 0

3. The shareholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

Every 1 Year: 39,023,421
Every 2 Years: 4,568
Every 3 Years: 610,039
Abstain: 11,163
Broker Non-Votes: 0

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

4. The appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified.

For: 39,220,892
Against: 408,775
Abstain: 19,524

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2023                WEX Inc.
By:     /s/ Hilary Rapkin
Name:    Hilary Rapkin
Title:    Chief Legal Officer and Corporate Secretary